

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial  information extracted from the balance sheet of CNL Income Fund XIII,  Ltd. at December 31, 1998,  and its statement of income for the year then ended and is  qualified in its entirety by reference to the Form 10-K of CNL Income  Fund XIII,  Ltd.  for the year ended  December  31,
1998.
</LEGEND>


<PERIOD-TYPE>                                  year
<FISCAL-YEAR-END>                              Dec-31-1998
<PERIOD-START>                                 Jan-01-1998
<PERIOD-END>                                   Dec-31-1998
<CASH>                                         766,859
<SECURITIES>                                   0
<RECEIVABLES>                                  121,651
<ALLOWANCES>                                   532
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0 <F1>
<PP&E>                                         25,052,982
<DEPRECIATION>                                 2,107,624
<TOTAL-ASSETS>                                 34,687,493
<CURRENT-LIABILITIES>                          0 <F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     33,749,403
<TOTAL-LIABILITY-AND-EQUITY>                   34,687,493
<SALES>                                        0
<TOTAL-REVENUES>                               3,238,718
<CGS>                                          0
<TOTAL-COSTS>                                  688,470
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                2,495,855
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            2,495,855
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   2,495,855
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Due  to the  nature of its  industry,  CNL Income  Fund  XIII,  Ltd.  has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.
